JACKSON®
NATIONAL LIFE INSURANCE COMPANY
OF NEW YORK

EX-5n

VARIABLE AND FIXED
ANNUITY APPLICATION (10/10)
Perspective II
(VA620NY)
Perspective L Series (VA610NY)
Home Office: Purchase, NY 10577
Perspective Advisors II
(VA440NY)
www.jackson.com
First Class Mail: P.O. Box 30313
Customer Care: 800-599-5651
Lansing, MI 48909-7813
Bank or Financial Institution Customer Care: 888-464-7779
Fax: 888-576-8383
Overnight Mail:
1 Corporate Way
Hours: 8:00 a.m. to 8:00 p.m. ET
Lansing, MI 48951
Email: contactus@jackson.com
Broker/Dealer or External Account No. (if applicable)
PLEASE PRINT
Primary Owner
If Owner
(and/or Joint
Type of Ownership:
Individual/Joint
Trust
Custodian
Corporation/Pension Plan
Owner) is not a
U.S. Citizen
Social Security Number
or
Tax I.D. Number
Sex
Male
Female
and/or a U.S.
Resident, Form
U.S. Citizen
Yes
No
W-9 or Form
W-8BEN (as
First Name
Middle Name
Last Name
applicable) is
required with
application.
Non-Natural Owner/Entity Name (if applicable)
If Owner is a
Trust, Trustee
Certification
form N5335 or
Date of Birth
(mm/dd/yyyy)
Telephone Number(including area code)
Email Address
trust
documents are
/
/
(
)
required with
application.
Physical Address Line 1 (No P.O. Boxes)
Line 2
It is required
for Good
Order that
City
State
ZIP Code
you provide a
physical
address.
Mailing Address Line 1
Line 2
Only include
mailing
address if
different from
City
State
ZIP Code
physical
address.
Joint Owner
First Name
Middle Name
Last Name
Proceeds will
be distributed
in accordance
Social Security Number
Date of Birth (mm/dd/yyyy)
Sex
U.S. Citizen
with the
Male Female
Yes
No
Contract on
/
/
the first death
of either
Email Address
Relationship to Owner
Telephone Number (including area code)
Owner.
Spouse
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
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Primary Annuitant
Same as Owner
Sex Male
Female
U.S. Citizen Yes
No
Complete this
First Name
Middle Name
Last Name
section if
different from
Owner.
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Spouse
/
/
(
)
Other__________________
Physical Address Line 1 (No P.O. Boxes)
Line 2
City
State
ZIP Code
Joint/Contingent Annuitant
Joint Annuitant OR
Contingent Annuitant
Sex Male
Female
U.S. Citizen Yes
No
Complete this
Same as Joint Owner
section if
First Name
Middle Name
Last Name
different from
Joint Owner.
Contingent
Social Security Number
Date of Birth (mm/dd/yyyy)
Telephone No. (including area code)
Relationship to Owner
Annuitant
Spouse
must be
/
/
(
)
Other__________________
Annuitant's
spouse.
Physical Address Line 1 (No P.O. Boxes)
 Line 2
Available only on a Qualified plan custodial
City
State
 ZIP Code
account when electing a Joint GMWB.
Beneficiary(ies)
It is required for
Primary
%
Percentage of Death Benefit
Good Order
that the Death
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Benefit
Percentage be
whole numbers
and must total
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
100% for each
Spouse
/
/
beneficiary
Other__________________
type.
Primary
Contingent
%
Percentage of Death Benefit
Individual Name (First, Middle, Last) or Non-Natural Entity Name
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
For additional
beneficiaries,
/
/
please attach a
separate sheet,
signed and
Primary
Contingent
%
Percentage of Death Benefit
dated by the
Owner, which
Individual Name (First, Middle, Last) or Non-Natural Entity Name
includes names,
percentages,
and other
Social Security/Tax I.D. Number Date of Birth
(mm/dd/yyyy)
Relationship to Owner
required
information.
/
/
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Make all
Premium Payment
checks
payable to
Select method of payment
Jackson
Check
$___________________________
Wire
$___________________________
National Life
Insurance
External Transfer
$___________________
Internal Transfer
$___________________
Company of
New York .
Annuity Type
IRA:
Qualified Plan:
SEP/IRA
(408(k)):
Jackson
IRA - Traditional*
401(k) Qualified Savings Plan
SARSEP
National Life
Stretch IRA
Cash Balance-Defined Benefit
SEP
Insurance
Roth IRA:
Cash Balance-Defined Contribution
ORP:
Company of
Roth Conversion
HR-10 (Keogh) Plan
ORP
New York, also
Roth IRA*
Money Purchase
referred to as
Texas ORP
" Jackson of NY
*Tax Contribution Years and Amounts:
Profit Sharing Plan
Charitable Remainder Trust:
" or " the
Year:________ $___________
Roth 401(k)
Charitable Remainder
Company" will
Year:________ $___________
Target Benefit Plan
Annuity Trust
issue Annuity
Charitable Remainder
Type per the
Non-Qualified Plan:
TSA Plan:
Unitrust
bold headings.
Deferred Compensation
403(b) TSA
Non-Tax Qualified
Statement Regarding Replacement of Existing Policies or Annuity Contracts
It is required
Are you replacing an existing life insurance policy or annuity contract?
for Good Order
No
Yes
that this entire
section be
Jackson of NY pre-assigned Contract number: _________________________________
completed.
If "Yes" please complete the following company information. Please complete all
If replacing,
necessary forms as required by New York Regulation 60.
please provide
Company name
Contract number
Anticipated amount
the Jackson of
NY pre-
$
assigned
Contract
number.
$
$
Transfer Information
Non-Qualified Plan Types:
IRC 1035 Exchange
Non-1035 Exchange
For transfers,
it is required
All Other Plan Types:
Direct Transfer
Direct Rollover
Non-Direct Rollover
for Good
Order that this
Please check the appropriate box(es) under the "Transfer Type" and "Client Initiated" headings. If you have already, entire section
or plan to submit a transfer request to the surrendering institution, please select "Yes" under "Client Initiated."
be completed.
Jackson of NY will only request the funds if this section is left blank or checked "No."
Transfer
Client
Anticipated date
Anticipated
Type
Initiated
Company releasing funds
Account number
of receipt
transfer amount
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Full
Yes
/
/
$
Partial
No
Annuitization/Income Date
Specify Income Date (mm/dd/yyyy)
If an Income Date is not specified, Jackson of NY will
/
/
default to the Latest Income Date as shown in the Contract.
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1
2

3

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5
6

7

LONG-TERM SMART
Annuity Product Selection
It is required
for Good
Perspective II Fixed and Variable Annuity
(VA620NY)
Order that
Perspective L Series Fixed and Variable Annuity (VA610NY)
you select
one product.
Perspective Advisors II Fixed and Variable Annuity(VA440NY)
If no Optional
Optional Death Benefits Once selected, optional death benefits cannot be changed.
Death Benefit
is selected
May not be selected in combination with LifeGuard Freedom 6 DB.
your
Highest Anniversary Value Death Benefit
(Ages 0-79)
beneficiary(ies)
will receive the
standard
Other Optional Benefits Once selected, optional benefits cannot be changed.
death benefit.
Please see the
Age limitations apply based on the age of the Owner(s) or Covered Lives.
prospectus for
5,6
details.
Guaranteed Living Benefit Options
Contract Enhancement Options
(May select only one GMWB)
(May select only one)
(Ages 0-87)
Optional
Death Benefit
GMWB For Life
4% of first-year premium
(Not available on Advisors II)
and Other
(For Life Guaranteed Minimum Withdrawal Benefits)
3% of first-year premium
(Not available on Advisors II)
Optional
Benefits:
LifeGuard Freedom 6
(Ages 45-80)
2% of first-year premium
Additional
For Life GMWB with Bonus & Annual Step-Up
charges will
1
apply. Please
LifeGuard Freedom 6 DB
(Ages 45-75)
Withdrawal Options
see the
For Life GMWB with Bonus, Annual Step Up & Death Benefit
(Withdrawal Options not available on Advisors II or L Series)
prospectus
7
for details.
2,3,4
20% Additional Withdrawal Benefit
(Ages 0-90)
LifeGuard Freedom 6 w/ Joint Option
(Ages 45-80)
Joint For Life GMWB with Bonus & Annual Step-Up
5-Year Withdrawal Charge Schedule
(Ages 0-85)
LifeGuard Freedom 6 Net
(Ages 45-80)
For Life GMWB with Bonus, Annual Step-Up, &
Earnings-Sensitive Withdrawal Amount
2,3,4
LifeGuard Freedom 6 Net w/ Joint Option
(Ages 45-80)
Joint For Life GMWB with Bonus, Annual Step-Up, &
Earnings-Sensitive Withdrawal Amount
GMWB
(Guaranteed Minimum Withdrawal Benefits)
SafeGuard Max
(Ages 0-85)
GMWB with 5-Year Step-Up
AutoGuard
5
(Ages 0-80)
5% GMWB with Annual Step-Up
AutoGuard 6(Ages 0-80) 6%
GMWB with Annual Step-Up
May not be selected in combination with an Optional Death Benefit.
For Non-Qualified plans, spousal joint ownership required unless non-natural owner, then spousal joint annuitants required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.
For Qualified plans, excluding custodial accounts, 100% spousal primary beneficiary designation required. Please ensure the Primary Beneficiary section on Page 2 (including the "Relationship to Owner" box) is properly completed.
For Qualified plan custodial accounts, Annuitant's spouse must be designated as Contingent Annuitant. Please complete the Important Disclosure Regarding the Contract Enhancement.
Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3-, 5-, or 7-Year Fixed Account Options during the Recapture period of that selected option. (Not applicable to
Advisors II.)
May not be selected in combination with the 3% or 4% Contract Enhancement.
If electing a Guaranteed Living Benefit Option, please read the disclosures in the Notice to Applicant section on page 7.
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Premium Allocation
JNL®
JNL/Ivy
JNL/PAM
Tell us how you
want your
% Institutional Alt 20
% Asset Strategy
% Asia ex-Japan
annuity
% Institutional Alt 35
% China-India
premiums
JNL/JPMorgan
% Institutional Alt 50
invested.
% International Value
TOTAL
% Institutional Alt 65
JNL/PIMCO
ALLOCATION
% MidCap Growth
% Real Return
MUST EQUAL
% U.S. Government &
JNL/AIM
% Total Return Bond
100%.
Quality Bond
% International Growth
% Large Cap Growth
JNL/Lazard
JNL/PPM America
% Global Real Estate
% Emerging Markets
% High Yield Bond
Total number
of allocation
% Small Cap Growth
% Mid Cap Equity
% Mid Cap Value
selections may
% Small Cap Value
not exceed 18.
JNL/M&G
JNL/American Funds®
% Value Equity
% Global Basics
Blue Chip Income
%
and Growth
% Global Leaders
JNL/Red Rocks
% Global Bond
% Listed Private Equity
JNL/Mellon Capital Management
Global Small
%
% JNL 5
Capitalization
JNL/Select
% 25
% Growth-Income
% Balanced
% Select Small-Cap
% International
% Money Market
% JNL Optimized 5
% New World
% Value
% VIP
% Dow Dividend
JNL/Capital Guardian
JNL/T. Rowe Price
% Global Balanced
% European 30
Global Diversified
% Nasdaq
25
% Established Growth
%
Research
% Mid-Cap Growth
% NYSE International 25
% U.S. Growth Equity
% Short-Term Bond
% Pacific Rim 30
% S&P
24
% Value
JNL/Credit Suisse
% S&P SMid 60
% Commodity Securities
JNL/S&P Strategic
% Value Line
30
% Long/Short
% S&P 4
% S&P 500 Index
% Competitive Advantage
% S&P 400 MidCap Index
JNL/Eagle
% Core Equity
% Small Cap Index
% Dividend Income &
Growth
% SmallCap Equity
% International Index
% Intrinsic Value
% Bond Index
% Total Yield
JNL/Franklin Templeton
% Index 5
% Founding Strategy
% 10 x 10
JNL/S&P Managed
% Global Growth
% Communications Sector
% Conservative
% Income
% Consumer Brands Sector
% Moderate
International Small
%
% Financial Sector
% Moderate Growth
Cap Growth
% Healthcare Sector
% Growth
% Mutual Shares
% Oil & Gas Sector
% Aggressive Growth
% Small Cap Value
% Technology Sector
JNL/Goldman Sachs
% Global Alpha
JNL/S&P Disciplined
% Core Plus Bond
% Moderate
% Emerging Markets Debt
JNL/Oppenheimer
% Moderate Growth
% Mid Cap Value
% Global Growth
% Growth
PREMIUM ALLOCATIONS CONTINUED ON PAGE 6.
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LONG-TERM SMART
Premium Allocation(Cont. from page 5)
For Advisors II
Fixed Account Option*
Fixed Account Options**
ONLY: It is
required for
(Advisors II ONLY)
** (Not available on Advisors II)
Good Order
that you
* If selecting the Fixed Account Option,
% 1-Year
provide
automatic transfer of funds over a
% 3-Year
Directed
6-month period is required.
Transfer form
% 5-Year
% Fixed Account Option
(NV4490) if
% 7-Year
selecting the
Fixed Account
See the NOTE for some important
Option.
terms regarding the Fixed Account
Options.
For all Contracts except Advisors II, NOTE: The Contract permits Jackson of NY to restrict the amount of Premium payments into, and the amount and frequency of transfers between, into and from, any Fixed Account; to close any Fixed Account Option; and to require transfers from a Fixed Account Option. Accordingly, you should consider whether investment in a Fixed Account Option is suitable given your investment objectives.
 Systematic Investment (periodic premium reallocation programs) Automatic Rebalancing. The 3
-, 5- and 7-Year FixedDCA+ (Special Dollar Cost Averaging)
For all
Contracts
Account Options are not available for Automatic
This request is to establish the Special Dollar Cost
except
Rebalancing.
Averaging option.
Advisors II:
Frequency:
Only the
If DCA+ is selected, you must allocate Source
Investment
Monthly
Quarterly
Semiannually
Annually
Option and Designated Option(s) using the Special
Division(s) and
Start Date (mm/dd/yyyy) ___________________________
Dollar Cost Averaging (DCA+) Supplemental
the 1-Year
Application (NV3647). Must be completed for
Fixed Account
Note: If no date is selected, the program will
"Good Order."
Option (subject
begin one month/quarter/half-year/year (depending
to availability)
DCA+ provides an automatic monthly transfer to the
as selected in
on the frequency you selected) from the date
selected Investment Division(s) so the entire amount
the Premium
Jackson of NY applies the first premium payment. If
invested in this program, plus earnings, will be
Allocation
no frequency is selected, the frequency will be annual.
transferred by the end of the DCA+ term selected. If
section will
No transfers will be made on days 29, 30 or 31,
selected, the total number of elections in the Premium
participate in
unless set up on annual frequency.
Allocation section may not exceed 17.
Automatic
Rebalancing.
DCA (Dollar Cost Averaging)
This request is to establish the Dollar Cost Averaging option.
If DCA is selected, you must attach the Systematic Investment Form (NV2375). Must be completed for "Good
Order."
For Advisors II: DCA+ is not available. Only the Investment Division(s) selected in the Premium Allocation section will participate in the rebalancing program. The Fixed Account Option is not available for Automatic Rebalancing.
Capital Protection Program
(
Not available on Advisors II)
Yes - Please complete Supplemental Application NV4674. Must be completed for "Good Order."
No - Please complete the Premium Allocation section on Pages 5 and 6.
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LONG-TERM SMART
Electronic Delivery Authorization
I agree to receive documents electronically:
This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by
Check the
email or by notice to you of a document's availability on Jackson of NY's website.
boxes next to
the types of
ALL DOCUMENTS
documents you
Quarterly statements
Prospectuses and prospectus supplements
wish to receive
electronically.
Periodic and immediate confirmation statements
Proxy and other voting materials
If an email
address is
Annual and Semi-Annual reports
Other documents from Jackson of NY
provided, but
My email address is:_________________________________________. I (We) will notify Jackson of NY of any new no document
email address.
type is
The computer hardware and software requirements that are necessary to receive, process and retain electronic selected, the
selection will
communications that are subject to this consent are as follows: To view and download material electronically, you default to "All
must have a computer with Internet access, an active email account, Adobe Acrobat Reader and/or a CD-ROM
Documents."
drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.
There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson of NY Service Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
Authorized Callers
If you want to
First Name
Middle Name
Last Name
authorize an
individual
other than
your
Social Security/Tax I.D. Number
Date of Birth (mm/dd/yyyy)
Producer/Rep
to receive
/
/
Contract
First Name
Middle Name
Last Name
information via
telephone,
please list that
Social Security/Tax I.D. Number
Date of Birth (mm/dd/yyyy)
individual's
information
/
/
here.
Notice to Applicant
Please note the following applies to all Guaranteed Living Benefit Options.
A Guaranteed Minimum Withdrawal Benefit (GMWB) may not be appropriate for the Owners who have as a primary objective taking maximum advantage of the tax deferral that is available to them under an annuity Contract. These endorsements may also have limited usefulness in connection with tax-qualified contracts in relation to required minimum distributions imposed by the IRS. Some withdrawals necessary to satisfy required minimum distributions may prematurely deteriorate the benefits provided by a GMWB.
When purchasing a tax-qualified contract, special consideration should be given to whether or not the purchase of a GMWB is appropriate for the Owner's situation, including consideration of required minimum distributions. Please consult a tax advisor on this and other matters regarding the selection of income options.
If you make subsequent premium payments, the Guaranteed Withdrawal Balance will increase by the amount of the payments. We will allocate subsequent premium payments in the same way as your
Contract's first premium payment unless you tell us otherwise.
Subject to the benefit terms, conditions, and limitations, the elected GMWB guarantees that a certain amount may be withdrawn annually, regardless of market performance and even if the Contract Value is zero, until the GMWB is terminated. Excess withdrawals may result in a significant reduction in your
Guaranteed Annual Withdrawal Amount (GAWA) and Guaranteed Withdrawal Balance (GWB).
You may not be able to change the Owner, Joint Owner, Annuitants, or spousal Primary Beneficiary, depending on which GMWB you have selected.
Please note that while Jackson of NY does not currently increase the GMWB charge upon election of an
Owner Initiated Step-up, we retain the right to do so in the future.
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Client Acknowledgements
1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.
2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We)
understand that annuity benefits, death benefit values and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 4. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 5. I (We) have read and understand the supplemental document regarding the Fixed Account, including the limitations and restrictions on the allocations of premium and transfers that may be imposed. I (We) also understand that the protections of the federal securities laws do not extend to the Fixed Account Options. 6. The Contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal
Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my Contract Value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be determined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial
Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period.
9. I (We) understand that allocations to the Fixed Account Option(s) are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Not applicable to Perspective Advisors II.)
10. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options, and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. (Not applicable to Perspective Advisors II.)
11. If I (we) have elected a Contract Enhancement Option, I (we) hereby acknowledge receipt of the "Important
 Disclosure Regarding the Contract Enhancement."
12. If I (we) have elected the Special Dollar Cost Averaging (DCA+) Option, I (we) hereby acknowledge receipt of the "Special Dollar Cost Averaging (DCA+) Supplemental Application." (Not applicable to Perspective Advisors
 II.)
13. If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the " Capital
Protection Program Supplemental Application." (Not applicable to Perspective Advisors II.) 14. I (We) certify that the
Date of Birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, Joint Annuitant, or
Contingent Annuitant, if applicable, stated in this application is (are) true and correctly recorded.
15. Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-
 sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.
It is required
Owner's Signature
Date Signed (mm/dd/yyyy) State where signed
for Good Order
/
/
that all
applicable
parties to the
Owner's Title (required if owned by an Entity)
Contract sign
here.
Joint Owner's Signature
Date Signed(mm/dd/yyyy) State where signed
/
/
Annuitant's Signature (if other than Owner)
Date Signed (mm/dd/yyyy) State where signed
/
/
Joint Annuitant's Signature (if other than Joint Owner)
Date Signed(mm/dd/yyyy) State where signed
/
/
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Producer/Representative Acknowledgements
By signing this form, I certify that:
1. I am authorized and qualified to discuss the Contract herein applied for.
2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs.
3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.
4. I have complied with requirements for disclosures and/or replacements as necessary.
Jackson of NY Prod./Rep. No.
Producer/Representative Signature
Date Signed (mm/dd/yyyy)
/
/
First Name
Middle Name
Last Name
Broker/Dealer Name
Program Options
Program
A
B
C
D E
Options Note:
Contact your
home office
Address
(number and street)
City
State ZIP Code
for program
information. If
no option is
indicated, the
Email Address
Business Telephone No. (including area code)
Percentage
designated
(
)
%
default will be
used.
It is required
If more than one Producer/Representative is participating in a Program Option on this case, please provide all for Good
Producer/Representative names, Jackson of NY Producer/Representative numbers and percentages for each (totaling
Order that all
100%).
Producer/Rep
numbers be
Producer/Representative Name
Jackson of NY Producer/Representative No.
Percentage
supplied.
%
Producer/Representative Name
Jackson of NY Producer/Representative No.
Percentage
%
Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value
Not a deposit Not insured by any federal agency
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